EXHIBIT 10.26





                                    AMENDMENT
                                       TO
                              CONSULTING AGREEMENT

                  Amendment, dated November 13, 1997, to Consulting Agreement (the "Consulting Agreement") dated December 1, 1994, as amended (the "Consulting Agreement"), between MEDCO RESEARCH, INC. (the "Corporation") and RICHARD C. WILLIAMS ("Williams").
                  WHEREAS, the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee") has determined that it is in the best interests of the Corporation for the Corporation to continue to consult with Williams pursuant to the Consulting Agreement for up to one additional year on the terms set forth below; and

                  WHEREAS, Williams is willing so to continue to consult with the Corporation;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

                  1. Section 1 of the Consulting  Agreement is hereby amended by
(a) deleting in the first  sentence  thereof  "1997" and  substituting  therefor
"1998"  and (b)  adding  the  following  proviso  at the  end of  such  Section:
"provided, however, that based on its review of the needs of the Corporation between July 1 and December 31, 1998, the Corporation's Executive Committee, in its sole discretion, shall have the right to unilaterally terminate the Agreement effective at any time on or after June 30, 1998 on 30 days prior written notice to Williams, and Williams agrees that the decision of such Committee shall be final, conclusive and binding upon him."

                  2. Section 3.1 of the Consulting Agreement is hereby amended by deleting in the first sentence thereof "1997" and substituting therefor "1998".

                  3.  Except  as  expressly   amended  hereby,   the  Consulting
Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                          /s/ Richard C. Williams
                                          -----------------------
                                          Richard C. Williams



                                          MEDCO RESEARCH, INC.



                                          By: /s/ Roger D. Blevins
                                             ------------------------
                                              Roger D. Blevins, President
                                                and Chief Executive Officer